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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the

                       Securities and Exchange Act of 1934

         Date of Report (Date of Earliest event reported) July 20, 2000
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                      Maritime Transport & Technology Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          New York                                              11-2196303
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  (State or other jurisdiction       Commission File         (IRS Employer
   of incorporation)                        No.             Identification No.)

1535 Memphis Junction Road, Bowling Green, Kentucky                42101
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:     (502) 781-8453
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                                 Not Applicable
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         (Former name or former address, if changed since last report)

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Item 4. Changes in Registrant's Certifying Accountant.

         On July 20, 2000 Maritime Transport & Technology Inc. ("Maritime" or the "Company") informed Thomas P. Monahan, CPA ("Monahan") that it is dismissing him as the Company's principal independent public accountant.

         The decision to dismiss Monahan was recommended and approved by the Company's Board of Directors. In addition, the Company's Board of Directors has retained J.H. Cohn LLP as its new independent public accountant.

         None of the reports of Thomas P. Monahan, CPA, on the Company's audited financial statements as of and for the years ended May 31, 1998 and the Company's 1999 and the unaudited financial statements for the interim periods through August 31, 1999 contained an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's financial statements as of and for the years ended May 31, 1998 and 1999 and for the Company's unaudited financial statements for the interim periods through August 31, 1999, there have been no disagreements with Thomas P. Monahan, CPA, on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Thomas
P. Monahan, CPA, would have caused Monahan to make references to his reports on the Company's financial statements as of and for the years ended May 31, 1998 and 1999, and none of the events described in Item 304(a)(1)(v) of Regulation S-K occurred during such period with respect to the Company or Monahan.

Item 7. Financials Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         16.1* Letter from Thomas P. Monahan, CPA, stating his concurrence with the foregoing disclosures is included as Exhibit 16.1 to this Form 8-K report

*        To be filed by amendment.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            Maritime Transport & Technology Inc.



                                            By: /s/ Paul Clark



                                            Paul Clark, President

                                            Date: July 25, 2000

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